Exhibit 99.1

GLOBAL NET LEASE November 2017 Investor Presentation N IMBLE S TORAGE – S AN J OSE , CA

2 OVERVIEW Long Duration Leases to Investment Grade Rated Tenants (1) Proactive Asset Management to Drive Long Term Portfolio Value High - Quality, Mission Critical, Diversified Portfolio Differentiated Strategy with International Exposure Highly Experienced Management Team Ability to Capitalize on Imbalance Between U.S. and European Markets to Deliver Superior Risk Adjusted Returns 1. As used herein, “Investment Grade Rating” includes both actual investment grade ratings of the tenant or Implied Investment G rad e. Implied Investment Grade includes ratings of tenant parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or lease guarantor. Implied Investment Grade ratings are determined u sin g proprietary Moody’s analytical tool, which compares the risk metrics of the non - rated company to those of a company with an actual rating. Ratings information is as of September 30, 2017.

3 WELL BALANCED PORTFOLIO As of September 30, 2017 1. Me tric based on SLR. Refer to SLR definition included in the footnotes to page 4 2. Refer to Investment Grade Rating definition included in the footnotes to page 2. Credit Rating (1) Tenant Industry (1) Geography (1) Asset Type (1) (2) Not Rated 2.9% Non Investment Grade 21.3% Investment Grade 75.8% United States 48.4% United Kingdom 22.4% The Netherlands 7.0% Germany 8.6% Finland 6.2% France 5.3% Luxembourg 2.1% Office 59.5% Industrial/Distribution 30.7% Retail 9.8% Financial Services 14.0% Technology 6.8% Discount Retail 6.4% Aerospace 6.1% Telecommunications 5.9% Government Services 5.6% Healthcare 5.5% Freight 5.3% Utilities 5.2% Energy 5.1% All Other 34.1%

4 PORTFOLIO HIGHLIGHTS Properties 313 Square Feet (millions) 22.3 Tenants 95 Industries 40 Countries 7 Leased 99.4% Weighted Average Remaining Lease Term (1) 9.1 years % of SLR derived from Investment Grade Tenants (2)(3) 75.8% % of leases with contractual rent increases (3)(4) 94% Portfolio Overview As of September 30, 2017. 1. Weighted average remaining lease term in years based on square feet as of September 30, 2017. 2. Refer to Investment Grade Rating definition included in the footnotes to page 2. 3. Calculated using annualized straight - line rent (“SLR”) converted from local currency into USD as of the respective period presen ted for the in - place lease on the property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. 4. Contractual rent increases include fixed percent or actual increases, or country CPI - indexed increases.

5 Tenant Rating Country Property Type % of SLR (1) Baa2** U.S. Distribution 5% Aaa ** U.S. Office 5% Baa3* U.K. Office 5% Baa3* GER Office 5% Baa1 NETH Office 4% Aa1** FIN Industrial 4% Ba1** U.S. Retail 3% Baa2* U.K. Distribution 3% Aa3 U.S. Office 3% Baa2 U.S. Office 3% WELL DIVERSIFIED TENANT BASE Top Ten Tenants As of September 30, 2017. *Represents Moody’s Implied Rating. ** Represents Tenant Parent Rating. 1. Metric based on SLR. Refer to SLR definition included in the footnotes to page 4. Top Ten Tenants Represent Only 40 % of SLR (1)

6 Financial Service Providers Government Services Multinational Corporations FOCUS ON HIGH - QUALITY TENANTS $2.4t n Only Focused on Markets with Quality Sovereign Debt Ratings (S&P) U.S. Luxembourg Germany The Netherlands Finland U.K. France AA+ AAA AAA AAA AA+ AA AA Best - in - class portfolio leased to largely “A” Investment G rade Rated T enants (1) in well established markets in the U.S. and Europe 1. Refer to Investment Grade Rating definition included in the footnotes to page 2.

7 DIFFERENTIATED INVESTMENT STRATEGY Geography Asset Type Property Fundamentals Credit Quality Structure and Pricing Focused on single - tenant commercial properties to generate superior risk - adjusted returns • Focus on the U.S. and strong sovereign debt rated countries in Continental Europe • Critical company operational sites and headquarters • Strategically located industrial and distribution facilities • In - house financial and business model review using Moody’s analytics • Continuous monitoring of improving or deteriorating credit quality for asset management opportunities • Analysis of property condition as well as local market conditions • Review of replacement cost against current valuation • Concentration on long term leases with contractual rent increases • Deposits and covenants help to further protect deployment of capital

8 GEOGRAPHIC BALANCE U.S. Number of Assets: 244 Remaining Lease Term: 8.6 years (1) % of GNL SLR: 48.4% (2) Europe Number of Assets: 69 Remaining Lease Term: 9.5 years (1) % of GNL SLR: 51.6% (2) 1. Refer to basis for metric calculation included in the footnotes to page 4. 2. Metric based on SLR. Refer to SLR definition included in the footnotes to page 4.

9 GNL DEBT STRUCTURE PROGRESS GNL continued to improve its capital structure throughout 2017 by extending debt maturities, maintaining a low cost of debt and optimizing the debt structure for continued future growth. $1,596 $1,496 $1,473 $1,473 $100 $107 $759 $773 $795 $982 $698 $722 $645 $525 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q1 2017 Q2 2017 Q3 2017 PF Q3 2017 Equity Preferred Equity Mortgage Debt Line of Credit Debt Maturity and Interest Expense by Quarter GNL Capital Structure by Quarter (in millions) 1.6 years 1.3 years 3.1 years 3.9 years 2.7% 2.7% 2.8% 2.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Q1 2017 Q2 2017 Q3 2017 PF Q3 2017 Weighted Average Maturity Weighted Average Interest (years) (WAVG interest expense) (1) (1) 1. Pro Forma includes adjustments to reflect the following activity that occurred subsequent to September 30, 2017: the issuance of preferred shares for net proceeds of $6.3 million and the closing of a $187.0 CMBS Loan with a subsequent paydown of $120.0 million on the outstanding balance on the line of credit.

10 ACTIVE ASSET MANAGEMENT Retail 15.0% 9/30/2016 (1) Retail 9.8% 9/30/2017 (1) • Active management reduces risk and curates value over the long term • Focused on acquiring office and industrial assets • Reduced retail exposure to 9.8% through the sale of 31 assets 1. Metric based on SLR. Refer to SLR definition included in the footnotes to page 4.

FULLY ALIGNED MANAGEMENT STRUCTURE

GNL GLOBAL NET LEASE

Fully integrated external management team creates highly scalable platform with an acquisition pipeline generated by a proven, country-focused origination network



James L. Nelson

Chief Executive Officer and President

- Joined GNL as an Independent Board Member on March 2017.
- Mr. Nelson currently serves as a Board and Audit committee Member for Icahn Enterprises (since 2001) and Herbalife Ltd. (since 2012).
- Previously served as CEO of Orbitex Management, a financial services company, and Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company.



Chris Masterson

Chief Financial Officer, Treasurer and Secretary

- Previously served as CAO of Global Net lease
- Past experience includes accounting positions with Goldman Sachs and KPMG, LLP.
- Certified Public Accountant in New York State

Performance Alignment	Management structure aligned to compensate based on operational outperformance, in turn delivering increased value to shareholders.
Lower Overhead Costs	No transactional fees allows for low general and administrative costs, which allows AR Global to provide greater resources at a lower cost[1].
Operational Efficiencies	Company is supported by a financial accounting and reporting team, and maintains its own financial reporting processes, controls, and procedures.
Experience	AR Global has sponsored or co-sponsored 15 REITs which have acquired more than $40 billion of real estate since 2007.
Corporate Governance	The audit, compensation, nominating and corporate governance committees are completely comprised of independent directors.

1. *As compared to fees associated with the prior management contract*

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EFFICIENT CAPITAL ALLOCATION

GNL
GLOBAL NET LEASE

GNL continues to identify recycling opportunities by repositioning its portfolio and finding new accretive acquisition opportunities to grow organically.

Acquisitions

Tenant	# of Props	Asset Type	Acquisition Date	Purchase Price (millions)	Going In Cap Rate
Cott Beverages	1	Distribution	1Q 2017	$10.50	7.30%
FedEx Ground	1	Distribution	1Q 2017	$6.10	7.20%
FedEx Ground	1	Distribution	1Q 2017	$13.70	7.20%
Bridgestone	1	Industrial	3Q 2017	$6.80	6.65%
Total / Weighted Avg.	**4**			**$37.10**	**7.13%**

Dispositions

Tenant	# of Props	Asset Type	Sale Date	Sale Price (millions)	Sale Cap Rate
Dollar General	19	Retail	3Q 2016	$27.90	7.00%
Family Dollar	8	Retail	3Q 2016	$13.20	5.90%
Fresenius	2	Medical Office	3Q/4Q 2016	$8.10	6.10%
At Home	4	Retail	3Q/4Q 2016	$41.30	7.10%
Hotel Winston	1	Hotel	4Q 2016	$22.80	5.30%
Kulicke & Soffa	1	Office	1Q 2017	$13.00	10.10%
Total / Weighted Avg.	**35**			**$126.30**	**6.90%**

- Sale of 35 retail and office assets at an average cash cap rate of 6.90%
- Acquired 3 distribution warehouse assets and 1 industrial asset at an average cap rate of 7.13%
- Sale proceeds primarily used to pay down debt

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13 CASE STUDY: TOKMANNI GROUP Geographical Overview Tenant Outlook Pricing Value In 2014 , GNL purchased an 800 , 834 square foot logistics and office headquarters of Tokmanni Group Oy, the largest discount retailer in Finland . Since acquisition, both the tenant as well as the property have shown significant improvements, exemplifying management’s ability to identify quality investment opportunities in the marketplace . • The Tokmanni asset is located in Finland’s capital city, Helsinki • In October 2014, the company was downgraded by Standard & Poor’s from AAA to AA+, which management believed created an opportunity in the discount retail industry • Tokmanni is the market leading discount retailer in Finland, and the only operator with nationwide scale, and also operates an online store for customers • Tokmanni’s EBITDA has grown 14% from € 56.5 million (FY14) to € 64.3 million (FY16) • Tokmanni, a private company at the time of acquisition, listed its shares on Nasdaq Helsinki Ltd in April 2016 at market cap of €394 million (1) , which has grown 7% to €421 million. (2) • Purchased asset for $73.0 million in October 2014 • In 2014, Industrial and Logistic assets in the Nordic region were pricing on average near 7.2%, • As of Q2 2017, the average pricing on the asset class moved to 5.8% (3) Property Fundamentals • Property is strategically located along the Ring V route, which is the main transport route north from Helsinki • The Property was purpose built in 2008 for Tokmanni, to consolidate all operations to one location, displaying the critical nature of the asset to Tokmanni’s operations 1. Based on trading price of €6.70, as of 4/29/2016 on Nasdaq Helsinki exchange. 2. Based on trading price of €7.15, as of 9/30/2017 on Nasdaq Helsinki exchange. 3. Source: CBRE Market View – Nordic investment Q2 2017

14 $- $5 $10 $15 $20 $25 $30 $35 $40 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 IMPROVED PERFORMANCE Q3 2017 Q3 2016 % Change Total Revenue $64.9 million $53.3 million +21.8% Operating Income $18.5 million $15.2 million +21.5% AFFO (1) $34.8 million $33.1 million +5.4% Weighted Average Shares Outstanding 67.3 million 56.5 million (2) AFFO by Quarter $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Revenue by Quarter 1. Adjusted Funds from Operations (“AFFO”). See “Non - GAAP measures” on pages 22 - 24 for a description of AFFO and page 26 for a reco nciliation of AFFO to net income, the most directly comparable GAAP Financial measure. 2. Equivalent shares based on shares outstanding as of September 30, 2016 adjusted to reflect the 1 - 3 reverse stock split.

DEBT OVERVIEW

Debt Metrics as of September 30, 2017

Net Debt to Enterprise Value[1]	46.7%
Net Debt to Adjusted EBITDA (annualized) [1] [2]	7.0x
Interest Coverage Ratio[3]	4.4x
Weighted Average Interest Rate[4]	2.8%
Weighted Average Debt Maturity	3.1 Years

Debt by Currency



Floating rate 22.1%
GBP 24%
USD 31%
EUR 45%
Fixed Rate 77.9%

Average Debt Maturity



(Millions)
Mortgages
Line of Credit
$500
$400
$300
$200
$100
$-
$1
$133
$290
$330
$421
$45
$227
2017
2018
2019
2020
2021
2022

Lease Expiration Schedule (% of SF Per Year)

Weighted Average Remaining Lease Term: 9.1 years[5]



0%
0%
1%
2%
10%
11%
28%
15%
8%
1%
24%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

1. Enterprise value is calculated based on the September 30, 2017 closing price of $21.89 per common share and $24.98 per preferred share, and net debt of $1.4 billion, comprised of the principal amount of GNL's debt less cash and cash equivalents, as of September 30, 2017. In October 2017, the Company closed on a $187 million CMBS facility. The balances do not give effect to this activity.
2. Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"). See "Non-GAAP Measures" on pages 22-24 for a description of EBITDA and page 26 for a reconciliation of AFFO to net income (loss), the most directly comparable GAAP financial measure. In October 2017, the Company closed on a $187 million CMBS facility. The balances do not give effect to this activity.
3. The interest coverage ratio is calculated by dividing adjusted EBITDA by cash paid for interest (calculated based on the interest expense less non-cash portion of interest expense including amortization of mortgage (discount) premium, net and mezzanine discount for the quarter ended September 30, 2017. See page 25 for a reconciliation of cash paid for interest.
4. The weighted average interest rate cost is based on the outstanding principal balance of the debt.
5. Weighted average remaining lease term in years based on square feet as of September 30, 2017.

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INVESTOR INQUIRIES 1 - 866 - 902 - 0063 investorrelations@globalnetlease.com www.GlobalNetLease.com

17 FORWARD LOOKING STATEMENTS This presentation contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward - looking statements under Federal Securities laws . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance, and involve risks and uncertainties . The company’s actual future results may differ significantly from the matters discussed in these forward - looking statements, and we may not release revisions to these forward - looking statements to reflect changes after we’ve made the statements . Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the company’s filings with the SEC including, but not limited to, the Company’s report on Form 10 - K, as well as company press releases .

18 RISK FACTORS The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements . See the section entitled “Item 1 A . Risk Factors” in GNL’s Annual Report on Form 10 - K filed with the SEC on February 28 , 2017 and the section entitled “Item 1 A . Risk Factors” in GNL’s Quarterly Report on form 10 - Q filed with the SEC on November 7 , 2017 for a discussion of the risks which should be considered in connection with your investment . ▪ All of our executive officers are also officers, managers, employees or holders of a direct or indirect controlling interest in the Advisor and other entities affiliated with AR Global Investments, LLC ("AR Global") . As a result, our executive officers, the Advisor and its affiliates face conflicts of interest, including significant conflicts created by the Advisor's compensation arrangements with us and other investment programs advised by AR Global affiliates and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions . ▪ Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of AR Global, the Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and these conflicts may not be resolved in our favor . ▪ The anticipated benefits from the merger with ARC Global Trust II may not be realized or may take longer to realize than expected . ▪ We are obligated to pay fees which may be substantial to the Advisor and its affiliates . ▪ We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay dividends to our stockholders . ▪ We may be unable to raise additional debt or equity financing on attractive terms or at all . ▪ We may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . ▪ Adverse changes in exchange rates may reduce the value of our properties located outside of the United States ("U . S . ") .

19 RISK FACTORS (CONTINUED) ▪ We may be unable to pay or maintain cash dividends on our 7 . 25 % Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) . ▪ Our credit facility may limit our ability to pay dividends to holders of Series A Preferred Stock . ▪ We may be unable to pay cash dividends on our common stock, $ 0 . 01 par value per share ("Common Stock") at the current rate, or increase dividends over time . ▪ We may not generate cash flows sufficient to pay dividends to our stockholders, as such, we may be forced to borrow at unfavorable rates or depend on the Advisor to waive reimbursement of certain expenses and fees to fund our operations . There is no assurance that the Advisor will waive reimbursement of expenses or fees . ▪ Any dividends that we pay on our Common Stock or Series A Preferred Stock may exceed cash flow from operations, reducing the amount of capital available to invest in properties and other permitted investments . ▪ We are subject to risks associated with our international investments, including risks associated with compliance with and changes in foreign laws, fluctuations in foreign currency exchange rates and inflation . Our ability to refinance or sell properties located in the United Kingdom and continental Europe may be impacted by the economic and political uncertainty caused by the Brexit Process . ▪ We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the U . S . and Europe from time to time . ▪ We may fail to continue to qualify, as a real estate investment trust for U . S . federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect operations and would reduce the trading price of our Common Stock and Series A Preferred Stock and our cash available for dividends .

20 RISK FACTORS (CONTINUED) ▪ We may be deemed to be an investment company under the Investment Company Act of 1940 , as amended (the “Investment Company Act"), and thus subject to regulation under the Investment Company Act . ▪ We may be exposed to risks due to a lack of tenant diversity, investment types and geographic diversity . ▪ The revenue derived from, and the market value of, properties located in the United Kingdom and continental Europe may decline as a result of the U . K . 's discussions with respect to exiting the European Union (the “Brexit Process”) . ▪ Our ability to refinance or sell properties located in the United Kingdom and continental Europe may be impacted by the economic and political uncertainty in these regions including due to the Brexit Process . ▪ We may be exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of U . S . or international lending, capital and financing markets, including as a result of the Brexit Process

21 PROJECTIONS ▪ This presentation includes estimated projections of future operating results . These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections . This information is not fact and should not be relied upon as being necessarily indicative of future results ; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong . Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the “Risk Factors” section of GNL's Annual Report on Form 10 - K filed with the SEC on February 28 , 2017 , Quarterly Report on Form 10 - Q filed for the quarter ended March 31 , 2017 , filed on May 8 , 2017 , Quarterly Report on Form 10 - Q filed for the quarter ended June 30 , 2017 , filed on August 7 , 2017 , Quarterly Report on form 10 - Q filed for the quarter ended September 30 , 2017 , filed on November 7 , 2017 and in GNL's future filings with the SEC . The projections also reflect assumptions as to certain business decisions that are subject to change . As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized . ▪ This presentation also contains estimates and information concerning our industry, including market position, market size, an d g rowth rates of the markets in which we participate, that are based on industry publications and reports. This information involves a numb er of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently ver ifi ed the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate i s s ubject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” section of GNL ’s Annual Report on Form 10 - K filed with the SEC on February 28, 2017, Quarterly Report on Form 10 - Q filed for the quarter end ed March 31, 2017, filed on May 8, 2017, Quarterly Report on Form 10 - Q filed for the quarter ended June 30, 2017, filed on A ugust 7, 2017, Quarterly Report on form 10 - Q filed for the quarter ended September 30, 2017, filed on November 7, 2017 and in GNL’s futur e filings with the SEC. These and other factors could cause results to differ materially from those expressed in these publicat ion s and reports.

22 DEFINITIONS ▪ Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT . The use of FFO is recommended by the REIT industry as a supplemental performance measure . FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP") . ▪ We define FFO, a non - GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper") . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment write - downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO . Our FFO calculation complies with NAREIT's definition . ▪ The historical accounting convention used for real estate assets requires straight - line depreciation of buildings and improvements, and straight - line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by lessees for operational purposes in order to maintain the value disclosed . We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative . Historical accounting for real estate involves the use of GAAP . Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP . Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income . However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance . The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non - GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO . Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do or calculate Core FFO or AFFO differently than we do . Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs . ▪ We consider FFO, Core FFO and AFFO useful indicators of our performance . Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs in our peer group .

23 DEFINITIONS (CONTINUED) ▪ Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed - as - incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash - settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP . ▪ Core FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that are considered to be non - core, such as charges relating to the Listing Note and listing related fees . The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividend payments to stockholders . In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment . By excluding expensed acquisition and transaction related costs as well as non - core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties ▪ We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non - cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan . These items include early extinguishment of debt and unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains and losses on foreign currency transactions, and gains and losses on investments . In addition, by excluding non - cash income and expense items such as amortization of above - market and below - market leases intangibles, amortization of deferred financing costs, straight - line rent and equity - based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance . We also include the realized gains or losses on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect the current operating performance of the Company . By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties . We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry . Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies . However, AFFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions . Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred . ▪ In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income . All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, but are not reflective of our on - going performance . AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities . Further, under GAAP, certain contemplated non - cash fair value and other non - cash adjustments are considered operating non - cash adjustments to net income . In addition, as discussed above, we view gains and losses from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance .

24 DEFINITIONS (CONTINUED) ▪ Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the Company . Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance . By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information . ▪ As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities . ▪ We believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted for acquisition and transaction - related expenses, other non - cash items and including our pro - rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt . Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities . Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs . ▪ NOI is a non - GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction - related expenses, depreciation and amortization, other non - cash expenses and interest expense . NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures . We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level . Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations . Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income . NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations . For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level . In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level . NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently . We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements . NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity . ▪ Cash NOI, is a non - GAAP financial measure that is intended to reflect the performance of our properties . We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs . Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs . The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI .

25 NON – GAAP RECONCILIATIONS Three Months Ended (in thousands) September 30, 2017 September 30, 2016 Adjusted EBITDA Net income $ 2,487 $ 9,016 Depreciation and amortization 29,879 23,482 Interest expense 12,479 8,914 Income tax expense 760 448 Equity based compensation (391) 1,293 Acquisition and transaction related 1,141 2,479 (Gains) Losses on disposition of real estate investments (275) (1,320) Fire loss (305) - (Gains) Losses on derivative instruments 3,125 (375) Unrealized (gains) losses on undesignated foreign currency advances and other hedge ineffectiveness (88) (1,459) Other (income) expense (2) (4) Adjusted EBITDA $ 48,810 $ 42,474 Net Operating Income (NOI) Operating fees to related parties $ 6,390 $ 4,862 General and administrative 2,468 1,714 NOI $ 57,668 $ 49,050 Cash Paid for Interest Interest Expense $ 12,479 $ 8,914 Non - cash portion of interest expense (1,198) (951) Amortization of mortgage (discount) premium, net and mezzanine discount (261) 121 Total cash paid for interest $ 11,020 $ 8,084

26 NON – GAAP RECONCILIATIONS (in thousands) Three Months Ended September 30, 2017 June 30, 2017 March 31, 2017 Funds From Operations (FFO): Net income attributable to stockholders (in accordance with GAAP) $ 2,104 $ 5,200 $ 7,429 Depreciation and amortization 29,879 27,497 27,114 Losses (gains) on dispositions of real estate investments (275) 143 (957) Proportionate share of adjustments for non - controlling interest to arrive at FFO - (4) (71) FFO (as defined by NAREIT) attributable to stockholders 31,708 32,836 33,515 Acquisition and transaction fees 1,141 443 696 Fire loss (305) 500 - Proportionate share of adjustments for non - controlling interest to arrive at Core FFO - - (2) Core FFO attributable to stockholders 32,544 33,779 34,209 Non - cash equity based compensation (391) (2,235) 16 Non - cash portion of interest expense 1,198 943 880 Straight - line rent (2,070) (3,039) (3,878) Amortization of above - and below - market leases and ground lease assets and liabilites, net 489 504 404 Eliminate unrealized losses (gains) on foreign currency transactions 3,598 3,111 1,792 Unrealized losses (gains) on foreign currency advances and other hedge ineffectiveness (88) 2,971 882 Amortization of mortgage premium (discount), net and mezzanine discount 261 151 153 Deferred tax benefit (693) - - Proportionate share of adjustments for non - controlling interest to arrive at AFFO - (3) (1) AFFO attributable to stockholders $ 34,848 $ 36,182 $ 34,457 -

27 NON – GAAP RECONCILIATIONS (in thousands) Three Months Ended December 31, 2016 September 30, 2016 June 30, 2016 Funds From Operations (FFO): Net income attributable to stockholders (in accordance with GAAP) $ 15,946 $ 8,943 $ 15,763 Depreciation and amortization 23,405 23,482 23,812 Losses (gains) on dispositions of real estate investments (10,521) (1,320) - Proportionate share of adjustments for non - controlling interest to arrive at FFO 17 (182) (252) FFO (as defined by NAREIT) attributable to stockholders 28,847 30,923 39,323 Acquisition and transaction fees 7,415 2,479 27 Proportionate share of adjustments for non - controlling interest to arrive at Core FFO (60) (20) - Core FFO attributable to stockholders 36,202 33,382 39,350 Non - cash equity based compensation 1,341 1,293 70 Non - cash portion of interest expense 929 951 2,400 Straight - line rent (2,554) (2,536) (2,722) Amortization of above - and below - market leases and ground lease assets and liabilities, net 28 (58) (27) Eliminate unrealized losses (gains) on foreign currency transactions (2,140) 1,606 (2,347) Unrealized losses (gains) on foreign currency advances and other hedge ineffectiveness (4,496) (1,459) (4,252) Amortization of mortgage premium (discount), net and mezzanine discount (76) (121) (119) Proportionate share of adjustments for non - controlling interest to arrive at AFFO 38 3 74 AFFO attributable to stockholders $ 29,272 $ 33,061 $ 32,427 -

28 NON – GAAP RECONCILIATIONS (in thousands) Three Months Ended March 31, 2016 December 31, 2015 September 30, 2015 Funds From Operations (FFO): Net income attributable to stockholders (in accordance with GAAP) $ 6,488 $ 12,312 $ 5,432 Depreciation and amortization 23,756 23,918 22,949 Proportionate share of adjustments for non - controlling interest to arrive at FFO (252) - - FFO (as defined by NAREIT) attributable to stockholders 29,992 36,230 28,381 Acquisition and transaction fees (129) 76 4,680 Listing Fees - 150 - Change in fair value of Listing Note - (3,380) (1,050) Proportionate share of adjustments for non - controlling interest to arrive at Core FFO 1 - - Core FFO attributable to stockholders 29,864 33,076 32,011 Non - cash equity based compensation 1,044 (90) 1,917 Non - cash portion of interest expense 2,418 2,365 2,306 Class B distributions - - (94) Non recurring general and administrative expense - 302 188 Straight - line rent (2,801) (3,236) (3,697) Amortization of above - and below - market leases and ground lease assets and liabilites, net 16 (52) 94 Realized losses on investment securities - - 66 Eliminate unrealized losses (gains) on foreign currency transactions 1,809 - - Unrealized losses (gains) on foreign currency advances and other hedge ineffectiveness 98 - - (Gains) losses on hedges and derivatives deemed ineffective - (2,679) (1,505) Amortization of mortgage premium (discount), net and mezzanine discount (121) (122) (123) Unrealized losses (gains) on non - functional FX advances not designated as net investment hedges - 623 - Proportionate share of adjustments for non - controlling interest to arrive at AFFO (26) - - AFFO attributable to stockholders $ 32,301 $ 30,187 $ 31,163 -